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                             FIRST AMENDMENT TO
                        AGREEMENT OF PURCHASE AND SALE
                        AND JOINT ESCROW INSTRUCTIONS



This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Amendment") is made and entered into this 13th day of July, 1998, by and between NEVADA INVESTMENT HOLDINGS, INC., a Nevada corporation ("Seller") and EAGLE HARDWARE & GARDEN, INC., a Washington corporation, or assigns as may be allowed herein ("Buyer")

                              R E C I T A L S:

     A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated May 27, 1998, ("Agreement") pursuant to which Seller agreed to sell and Buyer agreed to buy that certain real property more particularly described in the Agreement ("Property").

     B. Pursuant to the Agreement, Seller and Buyer have opened Escrow No. 98-6872JD ("Escrow") with First American Title Insurance Company of San Diego ("Escrow Holder").

     C. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

     D. Seller and Buyer desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree to amend the Agreement and the Escrow Instructions to Escrow Holder as follows:

     1. SUPPLEMENTAL DEPOSIT. Within three (3) business days of the date of this Amendment, Buyer shall deposit into Escrow the amount of $25,000.00 ("Supplemental Deposit"). The Supplemental Deposit shall be invested by
Escrow Holder in the same manner as the Deposit. The Supplemental Deposit shall be applied against and credited to the Purchase Price. In the event of Buyer's default under this Agreement, the Supplemental Deposit shall be considered the same as the other Deposit(s) and, together with accrued interest thereon, shall be released and delivered to Seller as liquidated damages. In the event that (i) Seller deposits into Escrow a fully executed counterpart original of an agreement with TRU Properties, Inc., terminating their lease in the Shopping Center (for the Kids R Us store) as of September 30, 1998, and (ii) the Closing of this transaction does not take place within the time period set forth in the Agreement for any reason whatsoever other than default of Seller, the Supplemental Deposit, (together with any other Deposit, First, Second or Third, which may be required to be delivered or released to Seller) shall be released and delivered by Escrow Holder to Seller without need of any further instruction.

     2. JOINT PREPARATION. This Amendment is to be deemed to have been prepared jointly by the parties. Any uncertainty or ambiguity regarding the provisions of this Amendment shall not be interpreted against any party as a draftsman of such document, but shall be resolved by application of all other principles of law regarding interpretation of contracts.

     3.   COUNTERPARTS.

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     4.   EFFECT OF AMENDMENT. Except as expressly amended hereby, all terms and conditions of the Agreement shall continue in full force and effect. The Agreement, as amended hereby, constitutes the entire agreement of the parties and no further modification of the Agreement shall be binding and effective unless evidenced by an agreement, in writing, signed by both Seller and Buyer.

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     IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first above written.

BUYER:             EAGLE HARDWARE & GARDEN, INC.


By:                /s/ Richard T. Takata
                   -----------------------------------------
                   Richard T. Takata
                   President and C.E.O.


By:                /s/ [ILLEGIBLE]
                   -----------------------------------------

Typed name:            [ILLEGIBLE]
                   -----------------------------------------

Its:               Executive Vice President - Administration
                   -----------------------------------------


SELLER:            NEVADA INVESTMENT HOLDINGS, INC.

By:                /s/ [ILLEGIBLE]
                   -----------------------------------------

Typed name:            [ILLEGIBLE]
                   -----------------------------------------

Its:               Authorized Signatory
                   -----------------------------------------

By:                /s/ Michael W. Holmes
                   -----------------------------------------

Typed name:        Michael W. Holmes
                   -----------------------------------------

Its:               Authorized Signatory
                   -----------------------------------------


ACCEPTANCE BY ESCROW HOLDER:

     First American Title Insurance Company hereby acknowledges that it has received a fully executed original of the foregoing FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS and agrees to be bound by and perform the terms thereof as such terms apply to Escrow Holder.

                                FIRST AMERICAN TITLE INSURANCE COMPANY

                                By:       /s/ [ILLEGIBLE]
                                          -------------------------------

                                Typed name:     [ILLEGIBLE]
                                          -------------------------------

                                Its:      Certified Escrow Officer
                                          ------------------------------